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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  MARCH 2, 2000
                                 Date of Report
                        (Date of earliest event reported)

                             GADZOOX NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)



                0-26541                               77-0308899
         (Commission File No.)            (IRS Employer Identification Number)

                               5850 HELLYER AVENUE
                               SAN JOSE, CA 95138
                    (Address of Principal Executive Offices)

                                  408-360-4950
              (Registrant's Telephone Number, Including Area Code)


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        ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On March 2, 2000, Gadzoox Networks, Inc., a Delaware corporation ("Gadzoox"), announced that it had executed a definitive agreement to acquire SmartSAN Systems, Inc., a California corporation ("SmartSAN") and developer of advanced routing and management technologies for storage area networks. In the acquisition of SmartSAN, all outstanding shares of common stock and options of SmartSAN will be converted into an aggregate of 347,809 shares (or options to purchase shares) of Gadzoox common stock. The acquisition will be accounted for as a pooling of interests. The transaction is valued at approximately $23,578,000 based on the average closing price of Gadzoox common stock for the three days immediately preceding the date of execution of the definitive agreement.

        ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

                (a) Financial Statements of Business Acquired.

        As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than May 12, 2000.

                (b) Pro Forma Financial Information.

        As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than May 12, 2000.

                (c) Exhibits.

                        2.1 Agreement and Plan of Reorganization, dated as of March 2, 2000 by and between the registrant and SmartSAN.

                        99.1 Press Release of registrant dated March 3, 2000, announcing the execution of a definitive agreement to acquire SmartSAN.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 2, 2000                   GADZOOX NETWORKS, INC.

                                       By:  /s/ CHRISTINE E. MUNSON
                                          ------------------------------------
                                            Christine E. Munson
                                            Chief Financial Officer and
                                            Vice President of Finance and
                                            Administration



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER         DESCRIPTION
------         -----------
2.1            Agreement and Plan of Reorganization, dated as of March 2, 2000, by and between the registrant and SmartSAN Systems, Inc.

99.1           Press Release of registrant dated March 3, 2000 announcing the execution of a definitive agreement to acquire SmartSAN Systems, Inc.


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